Exhibit 10.1.2

Schedule of Stock Option Agreements in the Form of Exhibit 10.1, Including Material Detail in Which Such Documents Differ From Exhibit 10.1

     1. Stock Option Agreement, dated as of June 13, 2003, between the Registrant and Frederick A. Huttner for options to purchase 50,000 shares of Registrant's common stock

     2. Stock Option Agreement, dated as of June 13, 2003, between the Registrant and Robert H. Donehew for options to purchase 100,000 shares of Registrant's common stock

     3. Stock Option Agreement, dated as of June 13, 2003, between the Registrant and Anthony Charos for options to purchase 100,000 shares of Registrant's common stock

     4. Stock Option Agreement, dated as of June 13, 2003 between the Registrant and John F. McCarthy for options to purchase 100,000 shares of Registrant's common stock

The form of the documents listed above does not differ in material detail from the form of Exhibit 10.1 except with respect to the identity of the director and the number of options granted to such director.